                                                                    Exhibit 24.1
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                               POWER OF ATTORNEY


    KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Jeannette P. Meier, Don J. McDermett, Jr., Mark H. Kleinman, Robert L. Estep, Mark E. Betzen, or any of them, the true and lawful attorney-in-fact, with full power of substitution and resubstitution, for him and in his name, place and stead, to sign on his behalf, as a director or officer, or both, as the case may be, of Sterling Software, Inc., a Delaware corporation (the "Corporation"), a Registration Statement on Form S-8 or any other appropriate form (the "Registration Statement"), for the purpose of registering pursuant to the Securities Act of 1933, as amended, the shares of Common Stock, par value $0.10 per share, of the Corporation issuable upon the exercise of options granted pursuant to the Synon Corporation 1990 Stock Option Plan, as amended, and the Synon Corporation Executive Share Option Scheme, as amended, following the merger of Synon Corporation with a wholly owned subsidiary of the Corporation, and to sign any or all amendments and any or all post-effective amendments to the Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney or attorneys-in-fact, each of them with or without the others, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact or any of them or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Dated:  July  1, 1998



/s/ Sterling L. Williams                /s/ R. Logan Wray
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Sterling L. Williams                     R. Logan Wray


/s/ Sam Wyly                            /s/ Michael C. French
------------------------                -----------------------
Sam Wyly                                 Michael C. French


/s/ Charles J. Wyly, Jr.                /s/ Phillip A. Moore
------------------------                -----------------------
Charles J. Wyly, Jr.                     Phillip A. Moore


/s/ Evan A. Wyly                        /s/ Donald R. Miller
------------------------                -----------------------
Evan A. Wyly                             Donald R. Miller


/s/ Robert J. Donachie                  /s/ Alan W. Steelman
------------------------                -----------------------
Robert J. Donachie                        Alan W. Steelman